                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                   FORM 8-A/A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           COSINE COMMUNICATIONS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                     94-3280301
----------------------------------------        ------------------------------------
(STATE OF INCORPORATION OR ORGANIZATION)        (I.R.S. EMPLOYER IDENTIFICATION NO.)

               3200 BRIDGE PARKWAY REDWOOD CITY, CALIFORNIA 94065
               --------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-35938

     Securities to be registered pursuant to Section 12(b) of the Act:

     TITLE OF EACH CLASS                        NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                        EACH CLASS IS TO BE REGISTERED
     -------------------                        ------------------------------
           NONE                                             NONE

     Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, PAR VALUE $.0001
                         ------------------------------
                                (Title of Class)

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        INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (file number 333-35938), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on April 28, 2000.

ITEM 2. EXHIBITS

        The following exhibits are filed as part of this registration statement:

 3.1*   First Amended and Restated Certificate of Incorporation of the
        Registrant.

 3.2** Second Amended and Restated Certificate of Incorporation to be filed upon the closing of the offering made pursuant to the Registration Statement on Form S-1.

 3.3**  Amended and Restated Bylaws of the Registrant.

 4.1*   Form of Registrant's Common Stock Certificate.

-----------------------

* Incorporated by reference to the corresponding exhibit filed with the Registration Statement on Form S-1.

**   Previously filed

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  September 14, 2000              COSINE COMMUNICATIONS, INC.


                                       By: /s/ Dean Hamilton
                                           -------------------------------
                                           Dean Hamilton
                                           President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.     Exhibit
-----------     -------
 3.1*           First Amended and Restated Certificate of Incorporation of the
                Registrant.

 3.2**          Second Amended and Restated Certificate of Incorporation to be filed upon the closing of the offering made pursuant to the Registrant's
                Registration Statement on Form S-1.

 3.3**          Amended and Restated Bylaws of the Registrant.

 4.1*           Form of Registrant's Common Stock Certificate.

-----------------------

* Incorporated by reference to the corresponding exhibit filed with the Registration Statement on Form S-1 (File No. 333-35938), as originally filed or subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on April 28, 2000.

**   Previously filed.


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